EXHIBIT 99.1

Arthur R. Medici

10104 High Hill Court

Great Falls, Virginia  22066

703 757 8160

Thomas J. Stallings

Chief Executive Officer

Internet Commerce Corporation

6025 The Corners Parkway

Suite 100

Norcross, GA 30092

Re:          Resignation

Dear Tom:

I hereby tender my resignation from Internet Commerce Corporation as Chief Operating Officer and an employee of the Company, including my role as a Section 16 officer.  My last day of active employment will be March 1, 2007.

/s/ Arthur R. Medici
Arthur R. Medici